Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 of Green Endeavors, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard D. Surber, Principal Accounting and Financial Officer of Green Endeavors, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard D. Surber________________________
Richard D. Surber
Chief Financial Officer
(Principal Accounting and Financial Officer)
Date:  February 28, 2013

A signed original of this written statement required by Section 906 has been provided to Green Endeavors, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.